AMENDMENT
TO
ABIOMED, INC.
1988 EMPLOYEE STOCK PURCHASE PLAN



	ABIOMED, Inc., a Delaware corporation (the "Corporation") hereby adopts the following Amendment to the ABIOMED, Inc. 1988
Employee Stock Purchase Plan, effective as of November 21, 1996:

	1.	Section 2, Paragraph (a) is amended by replacing the
word "eighteen" with the word "six" in the first sentence of the paragraph, so that the first sentence, as amended, reads in its entirety as follows:

	"All employees of the Company or any of its participating subsidiaries who have completed six months of employment with the Company or any of its subsidiaries on or before the first day of the Applicable Payment Period (as defined below) shall be eligible to receive options under this Plan to purchase the Company's Common Stock (except employees in countries whose laws make participation impractical).

	Executed effective as of the date set forth above.

 				ABIOMED, INC.


	            	          	By:  _________________________________
			        	Name:
			        	Title: